                                                                    EXHIBIT 99.1


                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2005-D

                               MARKETING MATERIALS


                               [LOGO] POPULAR
                                      ABS, INC.(SM)


             $283,453,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)



                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                              Co-Lead Underwriters

                                                         CONTACT INFORMATION



RBS GREENWICH CAPITAL

Trading                                           Banking                                     Structuring
-------                                           -------                                     -----------
Name/Email                    Phone               Name/Email             Phone                Name/Email            Phone
Ron Weibye                    (203) 625-6160      Jim Raezer             (203) 625-6030       John D'Elisa          (203) 618-5605
weibyer@gcm.com                                   raezerj@gcm.com                             delisaj@gcm.com

Peter McMullin                (203) 625-6160      Vinu Phillips          (203) 622-5626
peter.mcmullin@gcm.com                            philliv@gcm.com

                                                  Michael McKeever       (203) 618-2237
                                                  mckeevm@gcm.com





RATING AGENCIES

Standard and Poor's                              Moody's Investor Service
-------------------                              ------------------------
Name/Email                     Phone             Name/Email                        Phone
Victor Bhagat                  (212) 438-1130    Jason Shi                         (201) 915-8795
Victor_bhagat@sandp.com                          Shuisheng.shi@moodys.com





                                                                                                                                   2

RBS GREENWICH CAPITAL                                                                                       FRIEDMAN BILLINGS RAMSEY


                                   DISCLAIMER




The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction. The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities. Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

PRELIMINARY TERM SHEET                                                                              DATE PREPARED: NOVEMBER 15, 2005

                                       $283,453,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-D

------------ --------------- ------------- ------------------- ------------------ ------------------- ----------- --------------
               PRINCIPAL    WAL (YEARS)      PYMT WINDOW       EXPECTED RATING     ASSUMED FINAL      INTEREST       PRINCIPAL
 CLASS(1,4)    BALANCE ($)   CALL/MAT (5)  (MTHS) CALL/MAT(5)    (MOODY'S/S&P)    DISTRIBUTION DATE     TYPE           TYPE
 ----------    -----------  -------------  ------------------  ---------------    -----------------     ----           ----
    A-1      $138,712,000    1.00 / 1.00      1-26 / 1-26           Aaa/AAA          January 2036      Fixed(3)   Senior Sequential
    A-2        $5,404,000    2.20 / 2.20     26-27 / 26-27          Aaa/AAA          January 2036      Fixed(3)   Senior Sequential
    A-3       $42,491,000    3.00 / 3.00     27-55 / 27-55          Aaa/AAA          January 2036      Fixed(3)   Senior Sequential
    A-4        $8,788,000    5.00 / 5.00     55-67 / 55-67          Aaa/AAA          January 2036      Fixed(3)   Senior Sequential
    A-5       $22,686,000    7.32 / 9.44     67-96 / 67-219         Aaa/AAA          January 2036      Fixed(3)   Senior Sequential
    A-6       $12,000,000    6.57 / 6.72     44-96 / 44-112         Aaa/AAA          January 2036      Fixed(3)      Senior NAS
    M-1       $21,827,000    5.33 / 5.93     41-96 / 41-189         Aa2/AA           January 2036      Fixed(3)      Subordinate
    M-2       $17,342,000    5.27 / 5.83     39-96 / 39-174          A2/A            January 2036      Fixed(3)      Subordinate
    M-3        $3,588,000    5.26 / 5.77     38-96 / 38-156          A3/A-           January 2036     Floating(2)    Subordinate
    M-4        $4,485,000    5.25 / 5.73     38-96 / 38-151        Baa1/BBB+         January 2036     Floating(2)    Subordinate
    M-5        $3,140,000    5.25 / 5.70     38-96 / 38-144        Baa2/BBB          January 2036     Floating(2)    Subordinate
    M-6        $2,990,000    5.25 / 5.66     38-96 / 38-138        Baa3/BBB-         January 2036     Floating(2)    Subordinate
    B-1        $2,990,000                                           Ba1/BB+          January 2036     Floating       Subordinate
    B-2        $2,093,000                                           Ba2/BB+          January 2036     Floating       Subordinate
    B-3        $2,990,000          Not Marketed Hereby              NR/BB+           January 2036     Floating       Subordinate
    B-4        $4,784,000                                            NR/BB           January 2036     Floating       Subordinate
TOTAL:        $296,310,000
------------ --------------- ------------- ------------------- ------------------ ------------------- ----------- --------------

(1) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are backed by the cash flows from the Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1 and Class M-2 Certificates are priced to call. The fixed rate coupon on the Class A-4, Class A-5, Class A-6, Class M-1 and Class M-2 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.


Depositor:                     Popular ABS, Inc.

Servicer:                      Equity One, Inc. ("EQUITY ONE"), an indirect
                               subsidiary of Popular, Inc.

Co-Lead Underwriters:          Greenwich Capital Markets, Inc. ("RBS GREENWICH
                               CAPITAL") and Friedman, Billings, Ramsey & Co.,
                               Inc.

Trustee/Custodian:             JPMorgan Chase Bank, N.A.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Offered Certificates:          The Class A-1, Class A-2, Class A-3, Class A-4,
                               Class A-5 and Class A-6 Certificates are referred to herein as the "SENIOR CERTIFICATES". The Class
                               M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE
                               CERTIFICATES". The Offered Subordinate
                               Certificates and the Class B-1, Class B-2, Class
                               B-3 and Class B-4 Certificates are together referred to herein as the "SUBORDINATE
                               CERTIFICATES". The Senior Certificates and the
                               Offered Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES."
                               The Class B-1, Class B-2, Class B-3 and Class B-4
                               Certificates will not be offered publicly.

Federal Tax Status:            It is anticipated that the Offered Certificates
                               generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                               System.

Cut-off Date:                  November 1, 2005.

Expected Pricing Date:         On or about November 18, 2005.

Expected Closing Date:         On or about November 30, 2005.

Expected Settlement Date:      On or about November 30, 2005.

Distribution Date:             The 25th day of each month (or if not a business
                               day, the next succeeding business day) commencing in December 2005.

Accrued Interest:              The Class A-1, Class A-2, Class A-3, Class A-4,
                               Class A-5, Class A-6, Class M-1 and Class M-2
                               Certificates will settle with accrued interest of 29 days. The price to be paid by investors for the Subordinate Certificates (other than the Class M-1 and Class M-2 Certificates) will not include accrued interest (settling flat).

Interest Accrual Period:       The interest accrual period for each Distribution
                               Date with respect to the Class A-1, Class A-2,
                               Class A-3, Class A-4, Class A-5, Class A-6, Class
                               M-1 and Class M-2 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for each Distribution
                               Date with respect to the Subordinate Certificates
                               (other than the Class M-1 and Class M-2
                               Certificates) will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                               Date (on an actual/360 basis).

ERISA Eligibility:             The Offered Certificates are expected to be ERISA
                               eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:             The Offered Certificates are not expected to
                               constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                 With respect to each Distribution Date, the
                               Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage
                               Loans.

Trustee Fee:                   With respect to each Distribution Date, the
                               Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage
                               Loans.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Optional Termination:          The terms of the transaction allow for a clean-up
                               call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on
                               the following collateral prepayment assumptions:

                               FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00%
                                          CPR over 10 months, 20% thereafter)
                               ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:                As of the Cut-off Date, the aggregate principal
                               balance of the Mortgage Loans was approximately
                               $299,000,708, which consisted of a pool of fixed-rate and adjustable rate, first lien mortgage loans (the "MORTGAGE LOANS"). See the attached collateral descriptions for additional information on the Mortgage Loans.

                               IT IS ANTICIPATED THAT ON THE CLOSING DATE, THE CHARACTERISTICS OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS AS DESCRIBED AND SHOWN HEREIN. THE AGGREGATE PRINCIPAL BALANCE IS EXPECTED TO BE SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10%.

Pass-Through Rate:             The "PASS-THROUGH RATE" on each Class of Offered
                               Certificates and Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:                  The "FORMULA RATE" for each of the Class A-1,
                               Class A-2, Class A-3, Class A-4, Class A-5, Class
                               A-6, Class M-1 and Class M-2 Certificates will be equal to a fixed rate.

                               The "FORMULA RATE" for the Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

Adjusted Net Mortgage Rate:    The "ADJUSTED NET MORTGAGE RATE" for each
                               Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                   The "NET WAC CAP" with respect to each
                               Distribution Date is a rate equal to:
                                   a)   with respect to the Class A-1, Class
                                        A-2, Class A-3, Class A-4, Class A-5,
                                        Class A-6, Class M-1 and Class M-2
                                        Certificates, the weighted average
                                        Adjusted Net Mortgage Rate of Mortgage
                                        Loans as of the first day of the
                                        collection period for such Distribution
                                        Date, calculated on a 30/360 basis (the
                                        "FIXED CLASS CAP").
                                   b)   with respect to the Subordinate
                                        Certificates (other than the Class M-1
                                        and Class M-2 Certificates), the
                                        weighted average Adjusted Net Mortgage
                                        Rate of the Mortgage Loans as of the
                                        first day of the collection period for
                                        such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS CAP").

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Net WAC Cap
Carryover Amount:              If on any Distribution Date the Pass-Through Rate
                               for any Class of the Senior Certificates or Subordinate Certificates is limited by the related Net WAC Cap, the "NET WAC CAP CARRYOVER
                               AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any
                               Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:            Consists of the following:

                                    1) Excess Cashflow;
                                    2) Overcollateralization Amount; and
                                    3) Subordination.


Excess Cashflow:               The "EXCESS CASHFLOW" for any Distribution Date
                               will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."


Overcollateralization
Amount: The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates and the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.90% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted
Overcollateralization
 Amount: Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of (a) approximately 1.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                               On or after the Stepdown Date, the Targeted
                               Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 11.80% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates as of the Closing Date over (II) the aggregate of all distributions made in respect of principal to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on all prior Distribution Dates and
                               (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account the distribution of principal made with respect to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates pursuant to clauses 5), 6), 7) and 8) of "Priority of Distributions" on the prior Distribution Date).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Stepdown Date:                 The earlier to occur of
                               (i)   the Distribution Date on which the
                                     aggregate principal balance of the Senior
                                     Certificates has been reduced to zero; and
                               (ii)  the later to occur of
                                     (x) the Distribution Date occurring in
                                         December 2008; and
                                     (y) the first Distribution Date on which
                                         the Senior Enhancement Percentage is
                                         greater than or equal to 47.50%.

Aggregate Class B
Early Distribution
Amount: As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6), 7) and 8) of "Priority of Distributions".


Senior Enhancement
Percentage:                    The "SENIOR ENHANCEMENT PERCENTAGE" for a
                               Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the
                               Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage
                               Loans.


Expected Credit
Support Percentages:

                                --------------------------------------------- ---------------------------------------------
                                           INITIAL CREDIT SUPPORT                       EXPECTED CREDIT SUPPORT
                                              ON CLOSING DATE                          ON OR AFTER STEPDOWN DATE
                                --------------------------------------------- ---------------------------------------------
                                          CLASS                 PERCENT                 CLASS                 PERCENT
                                         Class A                 23.05%                Class A                 47.50%
                                        Class M-1                15.75%               Class M-1                32.90%
                                        Class M-2                9.95%                Class M-2                21.30%
                                        Class M-3                8.75%                Class M-3                18.90%
                                        Class M-4                7.25%                Class M-4                15.90%
                                        Class M-5                6.20%                Class M-5                13.80%
                                        Class M-6                5.20%                Class M-6                11.80%
                                        Class B-1                4.20%                Class B-1                9.80%
                                        Class B-2                3.50%                Class B-2                8.40%
                                        Class B-3                2.50%                Class B-3                6.40%
                                        Class B-4                0.90%                Class B-4                3.20%
                                --------------------------- ----------------- --------------------------- -----------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Trigger Event: A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [33.75]% of the current Senior Enhancement Percentage or
                               (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

                      --------------------------------------- ----------------------------------------------------------------
                          DISTRIBUTION DATE OCCURRING IN                                PERCENTAGE
                      --------------------------------------- ----------------------------------------------------------------
                           December 2007-November 2008        [1.40]% for the first month plus an additional 1/12th of
                                                              [1.75]% for each month thereafter (or 1/12th of [2.05]% if the class certificate balances for the Class B-1, Class B-2, Class
                                                              B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                              Losses) for each month thereafter.
                      --------------------------------------- ----------------------------------------------------------------
                           December 2008-November 2009        [3.15]% (or [3.45]% if the class certificate balances for the
                                                              Class B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                                              have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.90]% (or 1/12th of [2.00]% if the class certificate balances for the Class B-1, Class B-2,
                                                              Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of
                                                              Realized Losses) for each month thereafter.
                      --------------------------------------- ----------------------------------------------------------------
                           December 2009-November 2010        [5.05]% (or [5.45]% if the class certificate balances for the
                                                              Class B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                                              have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [1.65]% if the class certificate balances for the Class B-1, Class B-2,
                                                              Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of
                                                              Realized Losses) for each month thereafter.
                      --------------------------------------- ----------------------------------------------------------------
                           December 2010-November 2011        [6.55]% (or  [7.10]% if the class certificate balances for the
                                                              Class B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                                              have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.85]% (or 1/12th of [0.90]% if the class certificate balances for the Class B-1, Class B-2,
                                                              Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of
                                                              Realized Losses) for each month thereafter.
                      --------------------------------------- ----------------------------------------------------------------
                      December 2011-November 2012             [7.40]% (or  [8.00]% if the class certificate balances for the
                                                              Class B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                                              have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.10]% (or 1/12th of [0.10]% if the class certificate balances for the Class B-1, Class B-2,
                                                              Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of
                                                              Realized Losses) for each month thereafter.
                      --------------------------------------- ----------------------------------------------------------------
                        December 2012 and thereafter          [7.50]% (or [8.10]% if the class certificate balances for the
                                                              Class B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                                              have been reduced to zero and no part of that reduction was due to the application of Realized Losses).
                      --------------------------------------- ----------------------------------------------------------------

Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the
                               net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage
                               Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage
                               Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, then to the Class B-3
                               Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class M-6 Certificates, then to the Class M-5
                               Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1
                               Certificates. Realized Losses will not be allocated to any of the Senior Certificates.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Priority of
Distributions:                 Available funds from the Mortgage Loans will be
                               distributed as follows:

                               1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts, second, monthly and unpaid interest to the Senior Certificates pro rata, third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth, monthly interest to the Class B-1 Certificates, tenth, monthly interest to the Class B-2 Certificates, eleventh, monthly interest to the Class B-3 Certificates, and twelfth, monthly interest to the Class B-4 Certificates.
                               2)  Principal funds, as follows: monthly
                                   principal to the Senior Certificates as
                                   described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", then monthly principal to the Class B-3 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-4 Certificates as described under "Principal Paydown".

                               3) Excess Cashflow as follows in the following order:
                                   a) any remaining unpaid interest to the
                                      Senior Certificates pro rata.
                                   b) as principal to the Offered Certificates,
                                      Class B-1, Class B-2, Class B-3 and Class
                                      B-4 Certificates to build or maintain O/C as described under "Principal Paydown".
                                   c) any previously unpaid interest to the
                                      Class M-1 Certificates.
                                   d) any unpaid applied Realized Loss amount to
                                      the Class M-1 Certificates.
                                   e) any previously unpaid interest to the
                                      Class M-2 Certificates.
                                   f) any unpaid applied Realized Loss amount to
                                      the Class M-2 Certificates.
                                   g) any previously unpaid interest to the
                                      Class M-3 Certificates.
                                   h) any unpaid applied Realized Loss amount to
                                      the Class M-3 Certificates.
                                   i) any previously unpaid interest to the
                                      Class M-4 Certificates.
                                   j) any unpaid applied Realized Loss amount to
                                      the Class M-4 Certificates.
                                   k) any previously unpaid interest to the
                                      Class M-5 Certificates.
                                   l) any unpaid applied Realized Loss amount to
                                      the Class M-5 Certificates.
                                   m) any previously unpaid interest to the
                                      Class M-6 Certificates.
                                   n) any unpaid applied Realized Loss amount to
                                      the Class M-6 Certificates.
                                   o) any previously unpaid interest to the
                                      Class B-1 Certificates.
                                   p) any unpaid applied Realized Loss amount to
                                      the Class B-1 Certificates.
                                   q) any previously unpaid interest to the
                                      Class B-2 Certificates.
                                   r) any unpaid applied Realized Loss amount to
                                      the Class B-2 Certificates.
                                   s) any previously unpaid interest to the
                                      Class B-3 Certificates.
                                   t) any unpaid applied Realized Loss amount to
                                      the Class B-3 Certificates.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                   u) any previously unpaid interest to the
                                      Class B-4 Certificates.
                                   v) any unpaid applied Realized Loss amount to
                                      the Class B-4 Certificates.
                               4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Senior Certificates and Subordinate Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance Agreement, if any, with respect to the Subordinate Certificates other than the
                                    Class M-1 and Class M-2 Certificates).
                               5)   Any remaining Excess Cashflow to the Class
                                    B-4 Certificates as principal until its
                                    principal balance has been reduced to zero.
                               6) Any remaining Excess Cashflow to the Class B-3 Certificates as principal until its principal balance has been reduced to zero.
                               7) Any remaining Excess Cashflow to the Class B-2 Certificates as principal until its principal balance has been reduced to zero.
                               8) Any remaining Excess Cashflow to the Class B-1 Certificates as principal until its principal balance has been reduced to zero.
                               9)   Any remaining Excess Cashflow to the
                                    non-offered certificates (other than the
                                    Class B-1, Class B-2, Class B-3 and Class
                                    B-4 Certificates) as described in the
                                    pooling agreement.
Principal Paydown:
                               1) Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the Senior Certificates in the order described under "Senior Principal Distribution" below. After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates,
                                    vi) the Class M-6 Certificates, vii) the Class B-1 Certificates, viii) the Class B-2 Certificates, ix) the Class B-3 Certificates, and then x) the Class B-4 Certificates.

                               2)   On or after the Stepdown Date and if a
                                    Trigger Event is not in effect, all the
                                    Offered Certificates and the Class B-1,
                                    Class B-2, Class B-3 and Class B-4
                                    Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates in the order described under "Senior Principal Distribution" below, such that the Senior Certificates will have at least [47.50]% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least [32.90]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [21.30]% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [18.90]% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least [15.90]% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least [13.80]% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least [11.80]% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least [9.80]% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least [8.40]% credit enhancement, tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least [6.40]% credit enhancement, and eleventh, to the Class B-4 Certificates such that the Class B-4 Certificates will have at least [3.20]% credit enhancement (subject, in each case, to any overcollateralization floors).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Senior Principal
Distribution:                       Principal allocated to the Senior
                                    Certificates will be distributed in the
                                    following order of priority:

                               1)
                                   a) To the Class A-6 Certificates, the Lockout
                                      Percentage of their pro-rata share of
                                      principal allocated to the Senior
                                      Certificates until month 108 as described below, until its principal balance is reduced to zero.

                                             MONTH          LOCKOUT PERCENTAGE
                                            1 - 36                  0%
                                            37 - 60                45%
                                            61 - 72                80%
                                            73 - 84               100%
                                           85 - 108               300%
                                   b) To the Class A-6 Certificates, 100% of the
                                      principal allocated to the Senior
                                      Certificates in or after month 109, until its principal balance is reduced to zero.
                               2) Sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates until their respective principal balances are reduced to zero.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

Subordinate Yield
Maintenance Agreement:         On the Closing Date, the Trustee will enter into
                               a yield maintenance agreement with a counterparty
                               (the "COUNTERPARTY") for the benefit of the Subordinate Certificates (other than the Class
                               M-1 and Class M-2 Certificates) (the "SUBORDINATE
                               YIELD MAINTENANCE AGREEMENT"). The notional balance of the Subordinate Yield Maintenance
                               Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate principal balance of the Subordinate Certificates (other than the Class M-1 and Class M-2 Certificates) immediately prior to such Distribution Date and
                               (ii) the amount set forth in the table below. The
                               Counterparty will be obligated to make monthly payments to the Trustee equal to the product of
                               (x) the amount by which one-month LIBOR (up to a maximum of 10.00%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional balance for such Distribution Date. The
                               Subordinate Yield Maintenance Agreement will terminate after the Distribution Date in November
                               2013. Any payments received from the Subordinate
                               Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed pro-rata (based on class certificate balance) to the Subordinate
                               Certificates (other than the Class M-1 and Class
                               M-2 Certificates) to pay any related unpaid Net
                               WAC Cap Carryover Amounts.

    -----------------------------------------------------------------------------------------------------------------------------
                                    SUBORDINATE CERTIFICATES YIELD MAINTENANCE AGREEMENT SCHEDULE
    ------------ -------------- --------------- ---------- -------------- ------------- ---------- --------------- --------------
      PERIOD     NOTIONAL ($)     STRIKE (%)     PERIOD    NOTIONAL ($)    STRIKE (%)    PERIOD     NOTIONAL ($)    STRIKE (%)
    ------------ -------------- --------------- ---------- -------------- ------------- ---------- --------------- --------------
         1        27,060,000       8.04017         33       22,673,958      8.99339        65        6,039,212        9.52917
         2        27,060,000       6.48497         34       22,316,317      8.98546        66        5,895,308        9.85847
         3        27,060,000       6.48585         35       21,967,027      9.27678        67        5,754,890        9.52951
         4        27,060,000       7.18167         36       21,625,861      9.78301        68        5,617,860        9.83586
         5        27,060,000       6.48742         37            -            N/A          69        5,484,135        9.50763
         6        27,060,000       6.70436         38       17,773,659      9.77047        70        5,353,632        9.49670
         7        27,060,000       6.48868         39       14,415,526      9.75990        71        5,226,273        9.80197
         8        27,060,000       6.70550         40            -            N/A          72        5,101,982        9.49648
         9        27,060,000       6.48961         41       11,897,356      9.73872        73        4,980,691        9.80166
        10        27,060,000       6.48995         42            -            N/A          74        4,862,317        9.47449
        11        26,925,789       6.70664         43       10,285,089      9.71924        75        4,746,790        9.46350
        12        26,796,833       6.49064         44            -            N/A          76            -              N/A
        13        26,673,013       6.70734         45        9,797,394      9.69800        77        4,523,997        9.44154
        14        26,554,215       6.49132         46        9,562,428      9.68737        78        4,416,597        9.74493
        15        26,440,324       6.49166         47        9,333,188      9.99929        79        4,311,774        9.41961
        16        26,331,231       7.18758         48        9,109,530      9.66609        80        4,209,465        9.72228
        17        26,226,829       6.49235         49        8,891,317      9.97730        81        4,109,610        9.39771
        18        26,127,014       6.70912         50        8,678,413      9.64480        82        4,012,148        9.38677
        19        26,031,685       6.49304         51        8,470,686      9.63415        83        3,917,020        9.68837
        20        25,940,743       6.70983         52            -            N/A          84        3,818,954        9.37053
        21        25,854,090       6.49373         53        8,070,254      9.61284        85        3,728,434        9.67160
        22        25,771,634       6.49408         54        7,877,302      9.92225        86        3,640,080        9.34871
        23        25,693,283       6.71091         55        7,689,033      9.59151        87        3,553,840        9.33781
        24        25,618,948       8.19092         56        7,505,331      9.90021        88            -              N/A
        25        25,296,875       8.47709         57        7,326,083      9.57018        89        3,387,493        9.31605
        26        24,980,779       8.19843         58        7,151,179      9.55951        90        3,307,288        9.61536
        27        24,673,068       8.19321         59        6,980,512      9.86714        91        3,228,998        9.29433
        28        24,373,622       8.75268         60        6,813,976      9.58350        92        3,152,576        9.59294
        29        24,082,200       8.18276         61        6,651,356      9.89171        93        3,077,977        9.27266
        30        23,798,258       9.30861         62        6,492,657      9.56176        94        3,005,157        9.26184
        31        23,415,241       9.00921         63        6,337,796      9.55090        95        2,934,072        9.55940
        32        23,040,186       9.30135         64            -            N/A          96        2,864,680        9.24024
    ------------ -------------- --------------- ---------- -------------- ------------- ---------- --------------- --------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                  SUBORDINATE CERTIFICATES
                                      (OTHER THAN CLASS M-1 AND CLASS M-2 CERTIFICATES)
                                                         NET WAC CAP
---------------------------------------------------------------------------------------------------------------------------
                            SUBORDINATE                             SUBORDINATE                              SUBORDINATE
              SUBORDINATE  EFFECTIVE NET                            EFFECTIVE NET             SUBORDINATE   EFFECTIVE NET
                NET WAC        WAC                  SUBORDINATE NET     WAC                     NET WAC          WAC
   PERIOD      CAP(1)(3)   CAP(1)(2)(3)    PERIOD    WAC CAP(1)(3)  CAP(1)(2)(3)   PERIOD      CAP(1)(3)     CAP(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1           8.04         10.00          33           8.66         10.00         65          8.49          10.00
     2           6.48         10.00          34           8.65         10.00         66          8.78          10.00
     3           6.49         10.00          35           8.93         10.00         67          8.49          10.00
     4           7.18         10.00          36           8.64         10.00         68          8.76          10.00
     5           6.49         10.00          37           8.92         10.00         69          8.47          10.00
     6           6.70         10.00          38           8.63         10.00         70          8.46          10.00
     7           6.49         10.00          39           8.62         10.00         71          8.74          10.00
     8           6.71         10.00          40           9.54         10.00         72          8.45          10.00
     9           6.49         10.00          41           8.61         10.00         73          8.73          10.00
     10          6.49         10.00          42           8.89         10.00         74          8.44          10.00
     11          6.71         10.00          43           8.60         10.00         75          8.43          10.00
     12          6.49         10.00          44           8.87         10.00         76          9.00          10.00
     13          6.71         10.00          45           8.58         10.00         77          8.42          10.00
     14          6.49         10.00          46           8.57         10.00         78          8.69          10.00
     15          6.49         10.00          47           8.85         10.00         79          8.40          10.00
     16          7.19         10.00          48           8.56         10.00         80          8.67          10.00
     17          6.49         10.00          49           8.84         10.00         81          8.39          10.00
     18          6.71         10.00          50           8.55         10.00         82          8.38          10.00
     19          6.49         10.00          51           8.54         10.00         83          8.65          10.00
     20          6.71         10.00          52           9.45         10.00         84          8.37          10.00
     21          6.49         10.00          53           8.53         10.00         85          8.64          10.00
     22          6.49         10.00          54           8.80         10.00         86          8.35          10.00
     23          6.71         10.00          55           8.51         10.00         87          8.35          10.00
     24          8.19         10.00          56           8.79         10.00         88          9.23          10.00
     25          8.48         10.00          57           8.50         10.00         89          8.33          10.00
     26          8.20         10.00          58           8.49         10.00         90          8.60          10.00
     27          8.19         10.00          59           8.77         10.00         91          8.32          10.00
     28          8.75         10.00          60           8.52         10.00         92          8.59          10.00
     29          8.18         10.00          61           8.80         10.00         93          8.30          10.00
     30          8.96         10.00          62           8.51         10.00         94          8.30          10.00
     31          8.67         10.00          63           8.50         10.00         95          8.57          10.00
     32          8.95         10.00          64           9.40         10.00         96          8.28          10.00
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                      EXCESS SPREAD (1)(2)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
                               FWD 6                                              FWD 1       FWD 6
               FWD 1 MONTH     MONTH       STATIC      FORWARD                   MONTH       MONTH       STATIC      FORWARD
   PERIOD        LIBOR %       LIBOR %    LIBOR (%)    LIBOR (%)    PERIOD      LIBOR %      LIBOR %    LIBOR (%)    LIBOR (%)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
     1          4.14000       4.56600      1.241        1.241         49        4.96100     5.03000      3.660        3.831
     2          4.40500       4.69300      1.135        1.119         50        4.96900     5.03600      3.630        3.797
     3          4.45800       4.77600      1.136        1.118         51        4.97600     5.04100      3.619        3.784
     4          4.58500       4.85300      1.196        1.156         52        4.98200     5.04500      3.661        3.833
     5          4.71400       4.91100      1.140        1.110         53        4.98700     5.04900      3.595        3.758
     6          4.83700       4.94800      1.161        1.113         54        4.99200     5.05100      3.601        3.780
     7          4.88600       4.96000      1.142        1.106         55        4.99600     5.05200      3.571        3.746
     8          4.89300       4.96400      1.164        1.112         56        4.99800     5.05200      3.580        3.756
     9          4.90700       4.96500      1.144        1.104         57        5.00000     5.05200      3.554        3.726
     10         4.92600       4.96100      1.146        1.103         58        5.00000     5.05200      3.545        3.716
     11         4.93000       4.95200      1.170        1.110         59        5.00000     5.05300      3.554        3.727
     12         4.91100       4.94100      1.150        1.104         60        4.99800     5.05400      3.575        3.746
     13         4.90700       4.93100      1.175        1.112         61        4.99700     5.05500      3.584        3.757
     14         4.90200       4.92100      1.154        1.105         62        4.99900     5.05800      3.556        3.726
     15         4.88200       4.91600      1.156        1.106         63        5.00100     5.06000      3.547        3.716
     16         4.87500       4.91400      1.230        1.140         64        5.00300     5.06200      3.592        3.767
     17         4.86600       4.90600      1.160        1.108         65        5.00500     5.06500      3.529        3.695
     18         4.85100       4.87200      1.187        1.117         66        5.00700     5.06800      3.552        3.733
     19         4.85100       4.84200      1.165        1.110         67        5.01000     5.07100      3.525        3.702
     20         4.86900       4.83700      1.193        1.118         68        5.01300     5.07400      3.535        3.714
     21         4.87000       4.83100      1.170        1.110         69        5.01500     5.07700      3.510        3.685
     22         4.82900       4.82700      1.172        1.112         70        5.01800     5.08100      3.503        3.677
     23         4.66900       4.83200      1.202        1.132         71        5.02100     5.08500      3.514        3.689
     24         4.67200       4.86500      2.930        2.840         72        5.02500     5.08900      3.490        3.673
     25         4.82100       4.90000      2.983        2.873         73        5.02900     5.09300      3.501        3.686
     26         4.83400       4.91100      2.963        2.845         74        5.03200     5.09800      3.476        3.656
     27         4.84500       4.92100      2.970        2.849         75        5.03700     5.10300      3.468        3.647
     28         4.85700       4.93000      3.033        2.917         76        5.04100     5.10800      3.497        3.680
     29         4.86700       4.93700      2.988        2.860         77        5.04600     5.11400      3.453        3.629
     30         4.87600       4.94300      3.536        3.610         78        5.05100     5.12000      3.464        3.656
     31         4.88500       4.94800      3.529        3.597         79        5.05600     5.12600      3.438        3.627
     32         4.89200       4.95100      3.571        3.641         80        5.06200     5.13200      3.449        3.639
     33         4.89700       4.95300      3.556        3.620         81        5.06800     5.13900      3.423        3.609
     34         4.90100       4.95500      3.570        3.632         82        5.07400     5.14500      3.416        3.600
     35         4.90300       4.95800      3.614        3.679         83        5.08100     5.15100      3.426        3.611
     36         4.90200       4.96000      3.607        3.689         84        5.08800     5.15700      3.405        3.604
     37         4.90300       4.96400      3.653        3.741         85        5.09400     5.16200      3.416        3.616
     38         4.90700       4.96800      3.669        3.771         86        5.09900     5.16700      3.388        3.583
     39         4.91000       4.97200      3.705        3.825         87        5.10400     5.17200      3.378        3.572
     40         4.91400       4.97700      3.758        3.911         88        5.10900     5.17700      3.422        3.623
     41         4.91800       4.98100      3.705        3.849         89        5.11400     5.18200      3.358        3.549
     42         4.92200       4.98600      3.719        3.878         90        5.11900     5.18800      3.367        3.574
     43         4.92700       4.99200      3.696        3.852         91        5.12400     5.19300      3.339        3.542
     44         4.93200       4.99700      3.710        3.867         92        5.12900     5.19800      3.348        3.552
     45         4.93700       5.00400      3.686        3.840         93        5.13400     5.20300      3.321        3.520
     46         4.94200       5.01000      3.675        3.827         94        5.13900     5.20800      3.311        3.509
     47         4.94800       5.01700      3.682        3.835         95        5.14400     5.21300      3.320        3.519
     48         4.95400       5.02400      3.653        3.823         96        5.14900     5.21800      3.293        3.501
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------

(1)   Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                        BREAKEVEN LOSSES


                   ----------------- ------------------ ------------------- ------------------
                   CLASS                    M-1                M-2                 M-3
                   RATING (S/M)           Aa2/AA               A2/A               A3/A-

                   LOSS SEVERITY            30%                30%                 30%
                   DEFAULT               36.79 CDR          21.37 CDR           18.96 CDR
                   COLLATERAL LOSS        18.50%              13.72%             12.72%

                   LOSS SEVERITY            40%                40%                 40%
                   DEFAULT               23.62 CDR          14.82 CDR           13.30 CDR
                   COLLATERAL LOSS        19.42%              14.39%             13.33%

                   LOSS SEVERITY            50%                50%                 50%
                   DEFAULT               17.37 CDR          11.33 CDR           10.24 CDR
                   COLLATERAL LOSS        20.03%              14.82%             13.73%
                   ----------------- ------------------ ------------------- ------------------


                   ----------------- ------------------ ------------------- ------------------
                   CLASS                    M-4                M-5                 M-6
                   RATING (S/M)          Baa1/BBB+           Baa2/BBB           Baa3/BBB-

                   LOSS SEVERITY            30%                30%                 30%
                   DEFAULT               16.03 CDR          14.09 CDR           12.44 CDR
                   COLLATERAL LOSS        11.39%              10.42%              9.53%

                   LOSS SEVERITY            40%                40%                 40%
                   DEFAULT               11.40 CDR          10.13 CDR           9.02 CDR
                   COLLATERAL LOSS        11.91%              10.89%              9.95%

                   LOSS SEVERITY            50%                50%                 50%
                   DEFAULT               8.85 CDR            7.90 CDR           7.07 CDR
                   COLLATERAL LOSS        12.25%              11.19%             10.22%
                   ----------------- ------------------ ------------------- ------------------

                   ASSUMPTIONS:
                   --------------------------- -------- --------- --------------
                   1) Run at the Pricing Speed to Maturity
                   2) Forward LIBOR
                   3) Triggers are failing
                   4) 12 month liquidation lag
                   5) "Break" is the CDR that creates the first dollar of
                      principal loss on the related bond
                   6) Defaults are in addition to prepayments
                   -------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                        WEIGHTED AVERAGE LIFE TABLES




               CLASS A-1 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       1.98        1.33         1.00        0.79         0.65
                MDUR (YR)                      1.80        1.24         0.94        0.76         0.63
                FIRST PRIN PAY                  1            1           1            1           1
                LAST PRIN PAY                   53          35           26          20           17
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-1 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       1.98        1.33         1.00        0.79         0.65
                MDUR (YR)                      1.80        1.24         0.94        0.76         0.63
                FIRST PRIN PAY                  1            1           1            1           1
                LAST PRIN PAY                   53          35           26          20           17
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-2 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       4.54        2.97         2.20        1.73         1.40
                MDUR (YR)                      3.94        2.69         2.03        1.61         1.32
                FIRST PRIN PAY                  53          35           26          20           17
                LAST PRIN PAY                   56          37           27          21           18
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-2 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       4.54        2.97         2.20        1.73         1.40
                MDUR (YR)                      3.94        2.69         2.03        1.61         1.32
                FIRST PRIN PAY                  53          35           26          20           17
                LAST PRIN PAY                   56          37           27          21           18
               -------------------------------------------------------------------------------------------
                                                                      --------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY


               CLASS A-3 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       7.16        4.43         3.00        2.17         1.76
                MDUR (YR)                      5.72        3.82         2.69        1.99         1.64
                FIRST PRIN PAY                  56          37           27          21           18
                LAST PRIN PAY                  133          79           55          31           26
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-3 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       7.16        4.43         3.00        2.17         1.76
                MDUR (YR)                      5.72        3.82         2.69        1.99         1.64
                FIRST PRIN PAY                  56          37           27          21           18
                LAST PRIN PAY                  133          79           55          31           26
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-4 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC      75% PPC    100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      12.11        7.44         5.00        2.71         2.20
                MDUR (YR)                      8.50        5.89         4.23        2.45         2.01
                FIRST PRIN PAY                 133          79           55          31           26
                LAST PRIN PAY                  159          103          67          34           28
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-4 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      12.11        7.44         5.00        2.71         2.20
                MDUR (YR)                      8.50        5.89         4.23        2.45         2.01
                FIRST PRIN PAY                 133          79           55          31           26
                LAST PRIN PAY                  159          103          67          34           28
               -------------------------------------------------------------------------------------------
                                                                      --------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

               CLASS A-5 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      15.12        10.42        7.32        4.81         2.53
                MDUR (YR)                      9.69        7.54         5.76        4.02         2.29
                FIRST PRIN PAY                 159          103          67          34           28
                LAST PRIN PAY                  186          129          96          75           34
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-5 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      18.46        13.21        9.44        6.09         2.53
                MDUR (YR)                     10.76        8.74         6.86        4.77         2.29
                FIRST PRIN PAY                 159          103          67          34           28
                LAST PRIN PAY                  336          278         219         176           34
               -------------------------------------------------------------------------------------------
                                                                      --------



               CLASS A-6 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       7.14        6.80         6.57        6.00         3.59
                MDUR (YR)                      5.67        5.45         5.32        4.96         3.14
                FIRST PRIN PAY                  37          37           44          58           34
                LAST PRIN PAY                  114         113           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS A-6 TO MATURITY
               -------------------------------------------------------------------------------------------

                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       7.14        6.80         6.72        6.93         5.12
                MDUR (YR)                      5.67        5.45         5.42        5.57         4.13
                FIRST PRIN PAY                  37          37           44          58           34
                LAST PRIN PAY                  114         113          112         114          144
               -------------------------------------------------------------------------------------------
                                                                      --------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

               CLASS M-1 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.26        6.98         5.33        4.83         4.99
                MDUR (YR)                      7.27        5.44         4.38        4.07         4.20
                FIRST PRIN PAY                  59          40           41          46           54
                LAST PRIN PAY                  186         129           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS M-1 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.20        7.75         5.93        5.32         6.05
                MDUR (YR)                      7.58        5.78         4.71        4.37         4.91
                FIRST PRIN PAY                  59          40           41          46           54
                LAST PRIN PAY                  314         245          189         150          123
               -------------------------------------------------------------------------------------------



               CLASS M-2 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.26        6.98         5.27        4.50         4.32
                MDUR (YR)                      7.14        5.36         4.29        3.78         3.67
                FIRST PRIN PAY                  59          40           39          41           45
                LAST PRIN PAY                  186         129           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS M-2 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.15        7.70         5.83        4.95         4.68
                MDUR (YR)                      7.42        5.67         4.59        4.05         3.91
                FIRST PRIN PAY                  59          40           39          41           45
                LAST PRIN PAY                  300         227          174         138          113
               -------------------------------------------------------------------------------------------
                                                                      --------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY


               CLASS M-3 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.26        6.98         5.26        4.40         4.05
                MDUR (YR)                      7.69        5.67         4.47        3.84         3.59
                FIRST PRIN PAY                  59          40           38          41           43
                LAST PRIN PAY                  186         129           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS M-3 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.10        7.64         5.77        4.81         4.39
                MDUR (YR)                      8.04        6.01         4.78        4.12         3.83
                FIRST PRIN PAY                  59          40           38          41           43
                LAST PRIN PAY                  279         205          156          123         100
               -------------------------------------------------------------------------------------------

               CLASS M-4 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.26        6.98         5.25        4.37         3.97
                MDUR (YR)                      7.38        5.50         4.35        3.74         3.46
                FIRST PRIN PAY                  59          40           38          40           42
                LAST PRIN PAY                  186         129           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS M-4 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.07        7.61         5.73        4.76         4.29
                MDUR (YR)                      7.67        5.80         4.63        4.00         3.68
                FIRST PRIN PAY                  59          40           38          40           42
                LAST PRIN PAY                  272         199          151         119           97
               -------------------------------------------------------------------------------------------
                                                                      --------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

               CLASS M-5 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC      100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.26        6.98         5.25        4.35         3.92
                MDUR (YR)                      7.22        5.41         4.30        3.69         3.38
                FIRST PRIN PAY                  59          40           38          39           41
                LAST PRIN PAY                  186         129           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS M-5 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.02        7.57         5.70        4.72         4.21
                MDUR (YR)                      7.48        5.68         4.55        3.92         3.58
                FIRST PRIN PAY                  59          40           38          39           41
                LAST PRIN PAY                  263         190          144          113          92
               -------------------------------------------------------------------------------------------

               CLASS M-6 TO CALL
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                   50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.26        6.98         5.25        4.33         3.88
                MDUR (YR)                      7.07        5.32         4.24        3.63         3.32
                FIRST PRIN PAY                  59          40           38          39           40
                LAST PRIN PAY                  186         129           96          75           61
               -------------------------------------------------------------------------------------------
                                                                      --------

               CLASS M-6 TO MATURITY
               -------------------------------------------------------------------------------------------
                                                                      --------
               PREPAY SPEED                  50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.96        7.52         5.66        4.66         4.15
                MDUR (YR)                      7.30        5.57         4.47        3.84         3.50
                FIRST PRIN PAY                  59          40           38          39           40
                LAST PRIN PAY                  254         183          138         109           88
               -------------------------------------------------------------------------------------------

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                         TOTAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                         $299,000,708                    $25,020          $1,000,000
Average Scheduled Principal Balance                     $167,601
Number of Mortgage Loans                                   1,784

Weighted Average Gross Coupon                             7.220%                     5.040%             11.380%
Weighted Average FICO Score                                  626                        500                 810
Weighted Average Original LTV                             84.58%                     15.20%             100.00%

Weighted Average Original Term                        356 months                 84  months          360 months
Weighted Average Stated Remaining Term                355 months                 83  months          360 months
Weighted Average Seasoning                             1   month                 0   months          20  months

Weighted Average Gross Margin                             6.500%                     6.500%              6.500%
Weighted Average Minimum Interest Rate                    7.246%                     6.500%             10.550%
Weighted Average Maximum Interest Rate                   13.155%                    11.000%             16.550%
Weighted Average Initial Rate Cap                         3.000%                     3.000%              3.000%
Weighted Average Subsequent Rate Cap                      1.499%                     1.000%              1.500%
Weighted Average Months to Roll                       24  months                 10  months          60  months

Maturity Date                                                                   Oct  1 2012         Dec  1 2035
Maximum Zip Code Concentration                             0.61%     08260

ARM                                                       67.02%     AIV                                 16.23%
Fixed Rate                                                32.98%     Full Doc                            68.44%
                                                                     Lite Doc                             1.22%
2/28 6 MO LIBOR                                           60.89%     SI                                  14.11%
2/28 6 MO LIBOR IO                                         4.16%
5/25 6 MO LIBOR                                            1.71%     Cash Out Refinance                  72.55%
5/25 6 MO LIBOR IO                                         0.26%     Purchase                            18.83%
Balloon 15 Year                                            0.06%     Rate/Term Refinance                  8.61%
Fixed 40/30 Balloon                                        2.18%
Fixed 7 YR Balloon IO                                      0.09%     Condominium                          3.06%
Fixed Rate 10 Year                                         0.01%     Duplex                               3.23%
Fixed Rate 15 Year                                         1.13%     Quadruplex                           0.58%
Fixed Rate 20 Year                                         1.21%     Row Home                             0.64%
Fixed Rate 25 Year                                         0.12%     Single Family                       89.73%
Fixed Rate 30 Year                                        27.94%     Townhouse                            1.11%
Fixed Rate 30 Year IO                                      0.25%     Triplex                              1.65%

Interest Only                                              4.76%     Investor Non-owner                   7.26%
Not Interest Only                                         95.24%     Primary                             89.27%
                                                                     Second Home                          3.47%
Prepay Penalty:  N/A                                      39.16%
Prepay Penalty: 12 months                                  1.08%     No Silent Second                    92.61%
Prepay Penalty: 24 months                                 36.64%     Silent Second                        7.39%
Prepay Penalty: 30 months                                  0.39%
Prepay Penalty: 36 months                                 22.73%     Top 5 States:
                                                                     New Jersey                          13.21%
First Lien                                               100.00%     North Carolina                       8.69%
                                                                     Pennsylvania                         7.74%
                                                                     Florida                              7.08%
                                                                     Virginia                             5.94%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE               LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00                75        2,998,832.77       1.00%          8.733           341        79.11         598
   50,000.01 -   100,000.00               425       33,402,975.44      11.17%          7.694           350        83.51         616
  100,000.01 -   150,000.00               529       65,661,814.57      21.96%          7.368           354        85.41         619
  150,000.01 -   200,000.00               309       53,693,501.58      17.96%          7.264           356        84.96         622
  200,000.01 -   250,000.00               167       37,571,517.17      12.57%          7.102           357        84.64         629
  250,000.01 -   300,000.00                92       25,140,951.84       8.41%          7.050           354        84.14         629
  300,000.01 -   350,000.00                60       19,564,318.73       6.54%          7.075           355        84.77         637
  350,000.01 -   400,000.00                41       15,414,558.21       5.16%          6.792           359        83.67         645
  400,000.01 -   450,000.00                32       13,495,220.52       4.51%          6.821           359        83.71         624
  450,000.01 -   500,000.00                21       10,022,022.10       3.35%          7.004           359        85.73         644
  500,000.01 -   550,000.00                 5        2,657,548.44       0.89%          7.415           359        88.89         629
  550,000.01 -   600,000.00                 9        5,238,522.09       1.75%          6.951           359        87.53         629
  600,000.01 -   650,000.00                 4        2,475,950.30       0.83%          6.878           359        87.28         672
  650,000.01 -   700,000.00                 6        4,055,748.67       1.36%          7.362           358        86.66         610
  700,000.01 -   750,000.00                 2        1,499,351.73       0.50%          6.475           358        80.33         582
  800,000.01 -   850,000.00                 5        4,108,734.62       1.37%          6.328           359        79.32         696
  950,000.01 - 1,000,000.00                 2        1,999,139.02       0.67%          6.840           360        76.39         581
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                              7        1,749,341.17       0.59%          5.319           358        80.94         672
 5.500 - 5.999                             79       18,744,129.31       6.27%          5.818           354        79.15         659
 6.000 - 6.499                            167       35,825,884.57      11.98%          6.285           356        79.56         638
 6.500 - 6.999                            367       70,742,930.60      23.66%          6.772           356        81.04         625
 7.000 - 7.499                            357       62,485,216.50      20.90%          7.250           357        85.25         623
 7.500 - 7.999                            379       58,727,657.25      19.64%          7.729           355        88.81         621
 8.000 - 8.499                            242       31,123,596.88      10.41%          8.236           352        89.19         614
 8.500 - 8.999                            131       15,898,371.12       5.32%          8.705           355        90.70         614
 9.000 - 9.499                             38        2,718,929.29       0.91%          9.128           340        87.19         600
 9.500 - 9.999                             11          748,334.05       0.25%          9.643           337        84.89         578
10.000 -10.499                              3          115,767.06       0.04%         10.180           359        90.57         581
10.500 -10.999                              2           87,400.00       0.03%         10.695           281        91.21         590
11.000 -11.499                              1           33,150.00       0.01%         11.380           240        85.00         579
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
FICO                                    LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
500-519                                    48        6,409,554.72       2.14%          7.593           355        74.07         510
520-539                                   111       15,979,195.34       5.34%          7.761           356        80.43         530
540-559                                   126       18,787,845.40       6.28%          7.544           358        81.12         550
560-579                                   133       20,737,749.18       6.94%          7.464           356        82.16         569
580-599                                   176       27,944,460.86       9.35%          7.117           357        81.23         590
600-619                                   238       39,098,081.05      13.08%          7.269           353        84.66         610
620-639                                   304       51,776,673.71      17.32%          7.124           353        87.40         629
640-659                                   228       40,633,631.04      13.59%          7.168           356        86.51         650
660-679                                   182       36,144,834.15      12.09%          6.962           355        85.64         669
680-699                                   101       15,564,714.84       5.21%          7.121           356        89.26         688
700+                                      137       25,923,967.51       8.67%          7.096           357        84.79         738
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
COMBINED LTV                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                              40        4,161,957.24       1.39%          7.327           358        39.98         610
 50.00- 59.99                              36        5,100,585.65       1.71%          6.790           339        56.49         615
 60.00- 69.99                              92       16,152,999.90       5.40%          6.909           353        65.66         600
 70.00- 79.99                             203       39,912,717.11      13.35%          6.928           354        75.10         619
 80.00                                    307       49,783,830.34      16.65%          6.768           355        80.00         632
 80.01- 89.99                             359       62,202,828.83      20.80%          7.186           353        85.50         612
 90.00- 99.99                             484       80,778,224.30      27.02%          7.412           357        91.44         627
100.00                                    263       40,907,564.43      13.68%          7.894           358       100.00         657
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                  LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
84                                          1          256,499.45       0.09%          5.950            83        88.45         648
120                                         1           32,500.00       0.01%          7.180           120        56.03         628
180                                        34        3,554,713.35       1.19%          7.718           178        80.73         625
240                                        29        3,675,339.11       1.23%          7.432           239        78.31         627
300                                         2          215,301.63       0.07%          6.413           300        78.31         623
348                                         1          137,040.59       0.05%          6.800           346       100.00         656
360                                     1,716      291,129,313.67      97.37%          7.213           359        84.71         626
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                 WEIGHTED
                                                                                                  AVERAGE     WEIGHTED
                                                                      PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                        # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)         LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 61-120                                    2          288,999.45       0.10%          6.088            87        84.80         646
121-180                                   34        3,554,713.35       1.19%          7.718           178        80.73         625
181-240                                   29        3,675,339.11       1.23%          7.432           239        78.31         627
241-300                                    2          215,301.63       0.07%          6.413           300        78.31         623
301-360                                1,717      291,266,354.26      97.41%          7.213           359        84.72         626
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                 WEIGHTED
                                                                                                  AVERAGE     WEIGHTED
                                                                       PCT BY      WEIGHTED        STATED      AVERAGE    WEIGHTED
                                        # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
FRM/ARM                                LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
ARM                                    1,137      200,399,547.38      67.02%          7.156           359        85.33         622
Fixed Rate                               647       98,601,160.42      32.98%          7.350           347        83.07         634
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                 WEIGHTED
                                                                                                  AVERAGE     WEIGHTED
                                                                      PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                        # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
PRODUCT                                LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
2/28 6 MO LIBOR                        1,061      182,054,916.69      60.89%          7.212           359        85.60         620
2/28 6 MO LIBOR IO                        46       12,425,461.75       4.16%          6.414           359        82.69         650
5/25 6 MO LIBOR                           28        5,127,168.94       1.71%          7.171           359        82.82         624
5/25 6 MO LIBOR IO                         2          792,000.00       0.26%          5.806           359        80.00         662
Balloon 15 Year                            2          189,696.84       0.06%          8.723           179        84.17         669
Fixed 40/30 Balloon                       27        6,504,774.84       2.18%          7.449           359        86.70         637
Fixed 7 YR Balloon IO                      1          256,499.45       0.09%          5.950            83        88.45         648
Fixed Rate 10 Year                         1           32,500.00       0.01%          7.180           120        56.03         628
Fixed Rate 15 Year                        32        3,365,016.51       1.13%          7.662           178        80.54         623
Fixed Rate 20 Year                        28        3,617,026.39       1.21%          7.415           239        78.12         627
Fixed Rate 25 Year                         3          352,342.22       0.12%          6.564           318        86.75         636
Fixed Rate 30 Year                       549       83,535,504.17      27.94%          7.336           359        83.09         633
Fixed Rate 30 Year IO                      4          747,800.00       0.25%          6.839           359        81.71         677
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                 WEIGHTED
                                                                                                  AVERAGE     WEIGHTED
                                                                      PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                        # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INTEREST ONLY                          LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only                             53       14,221,761.20       4.76%          6.394           354        82.59         652
Not Interest Only                      1,731      284,778,946.60      95.24%          7.261           355        84.68         625
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,784      299,000,707.80     100.00%          7.220           355        84.58         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INTEREST ONLY TERM                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                       1,731      284,778,946.60      95.24%          7.261           355        84.68         625
60                                         52       13,629,761.20       4.56%          6.422           354        82.71         651
84                                          1          592,000.00       0.20%          5.750           359        80.00         673
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
(MONTHS)                                LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  N/A                      714      117,095,731.04      39.16%          7.317           356        85.10         629
Prepay Penalty: 12 months                  16        3,232,798.15       1.08%          6.651           359        77.12         644
Prepay Penalty: 24 months                 627      109,541,070.52      36.64%          7.109           359        85.53         618
Prepay Penalty: 30 months                   4        1,179,101.31       0.39%          7.435           343        84.38         613
Prepay Penalty: 36 months                 423       67,952,006.78      22.73%          7.256           348        82.53         631
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
LIEN                                    LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                              1,784      299,000,707.80     100.00%          7.220           355        84.58         626
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
AIV                                       239       48,520,781.23      16.23%          7.166           357        84.96         633
Full Doc                                1,309      204,628,850.05      68.44%          7.184           355        84.58         619
Lite Doc                                   16        3,649,043.19       1.22%          7.105           354        79.12         642
SI                                        220       42,202,033.33      14.11%          7.469           356        84.64         652
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
LOAN PURPOSE                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                      1,277      216,938,908.26      72.55%          7.198           355        83.79         617
Purchase                                  333       56,314,318.16      18.83%          7.323           358        88.42         659
Rate/Term Refinance                       174       25,747,481.38       8.61%          7.181           351        82.93         628
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                           LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                51        9,147,990.84       3.06%          7.420           358        85.29         652
Duplex                                     48        9,654,216.18       3.23%          7.294           359        84.53         650
Quadruplex                                  7        1,735,227.35       0.58%          6.897           359        81.40         725
Row Home                                   19        1,905,943.31       0.64%          7.560           359        82.86         592
Single Family                           1,621      268,291,450.88      89.73%          7.217           355        84.75         623
Townhouse                                  16        3,328,425.37       1.11%          6.909           359        79.50         613
Triplex                                    22        4,937,453.87       1.65%          7.046           359        79.36         656
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                        LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                        146       21,696,180.63       7.26%          7.486           353        82.30         681
Primary                                 1,589      266,931,270.93      89.27%          7.189           355        84.66         620
Second Home                                49       10,373,256.24       3.47%          7.459           359        87.51         671
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CREDIT GRADE                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
A                                       1,278      223,359,334.20      74.70%          7.115           355        86.06         650
B                                         142       21,650,677.49       7.24%          7.321           357        80.38         584
C                                         364       53,990,696.11      18.06%          7.616           357        80.17         545
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,784      299,000,707.80     100.00%          7.220           355        84.58         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                 WEIGHTED
                                                                                                  AVERAGE     WEIGHTED
                                                                      PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                        # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
STATE                                  LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                   38        6,386,840.22       2.14%          6.663           342        79.56         624
California                                45       14,910,269.63       4.99%          6.493           359        80.01         634
Colorado                                  10        2,455,423.86       0.82%          7.354           352        92.80         642
Connecticut                               20        5,556,045.20       1.86%          7.178           359        84.17         635
Delaware                                  23        3,992,076.53       1.34%          7.279           350        82.13         632
Florida                                  127       21,165,204.64       7.08%          7.040           354        83.70         617
Georgia                                   91       13,449,597.90       4.50%          7.237           358        87.77         635
Idaho                                      6          867,009.11       0.29%          7.394           349        84.20         581
Illinois                                  33        6,455,916.93       2.16%          7.504           354        87.00         629
Indiana                                   37        4,418,058.51       1.48%          7.496           357        89.50         640
Iowa                                      45        3,873,819.46       1.30%          7.903           349        87.47         605
Kansas                                    25        3,058,252.39       1.02%          7.640           345        85.14         603
Kentucky                                  18        2,674,598.28       0.89%          7.722           358        94.06         624
Maine                                      3          615,919.25       0.21%          7.942           359        93.83         582
Maryland                                  69       17,027,943.72       5.69%          6.815           353        79.16         612
Massachusetts                             22        5,296,819.77       1.77%          6.873           359        77.19         647
Michigan                                  56        7,171,244.83       2.40%          7.565           358        85.41         609
Minnesota                                 30        5,103,770.44       1.71%          7.466           359        86.07         609
Missouri                                  41        4,605,621.32       1.54%          7.691           359        90.05         623
Montana                                    6          817,748.89       0.27%          7.354           356        79.04         620
Nebraska                                  37        3,194,044.59       1.07%          7.926           337        87.12         620
Nevada                                    21        4,280,976.92       1.43%          6.472           359        76.95         611
New Hampshire                              8        1,180,902.62       0.39%          7.614           360        89.23         648
New Jersey                               153       39,487,245.78      13.21%          7.243           357        83.81         641
New Mexico                                10        1,385,411.28       0.46%          6.914           351        89.66         652
New York                                   6        1,631,961.30       0.55%          7.136           359        82.82         625
North Carolina                           184       25,997,754.52       8.69%          7.282           353        86.01         629
North Dakota                               5        1,015,652.79       0.34%          6.771           360        84.83         625
Ohio                                     121       14,465,263.21       4.84%          7.540           355        86.11         619
Oklahoma                                   1          108,459.00       0.04%          6.630           360        92.70         649
Oregon                                     5          656,579.21       0.22%          7.091           359        85.79         655
Pennsylvania                             169       23,146,512.09       7.74%          7.391           353        86.24         625
Rhode Island                              20        4,212,335.64       1.41%          6.614           359        77.09         637
South Carolina                            43        5,975,156.19       2.00%          7.431           345        88.76         622
South Dakota                              54        6,445,153.52       2.16%          7.489           359        89.15         633
Tennessee                                 20        2,269,644.86       0.76%          7.505           354        88.46         618
Texas                                     14        1,530,479.24       0.51%          7.955           360        81.45         575
Utah                                       3          463,729.23       0.16%          7.094           359        85.97         642
Virginia                                  65       17,758,885.98       5.94%          6.987           357        83.53         619
Washington                                 9        1,557,738.38       0.52%          7.127           359        75.26         629
Wisconsin                                 90       11,994,851.68       4.01%          7.536           359        87.77         620
Wyoming                                    1          339,788.89       0.11%          8.380           359        80.00         596
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,784      299,000,707.80     100.00%          7.220           355        84.58         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
GROSS MARGIN                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 6.500 - 6.999                          1,137      200,399,547.38     100.00%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
MINIMUM INTEREST RATE                   LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 6.500 - 6.999                            421       88,414,375.30      44.12%          6.434           359        81.23         630
 7.000 - 7.499                            241       42,642,563.26      21.28%          7.252           359        86.55         617
 7.500 - 7.999                            239       38,551,194.67      19.24%          7.713           359        89.30         618
 8.000 - 8.499                            150       20,724,078.73      10.34%          8.223           359        89.68         609
 8.500 - 8.999                             62        8,569,589.08       4.28%          8.679           358        92.41         619
 9.000 - 9.499                             20        1,296,505.35       0.65%          9.167           360        89.37         611
 9.500 - 9.999                              3          152,240.99       0.08%          9.748           359        87.84         536
10.500 -10.999                              1           49,000.00       0.02%         10.550           360       100.00         641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
MAXIMUM INTEREST RATE                   LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
11.000 -11.499                              6        1,365,728.45       0.68%          5.371           359        78.56         654
11.500 -11.999                             67       16,227,169.67       8.10%          5.836           359        79.03         657
12.000 -12.499                            120       26,392,738.04      13.17%          6.292           359        80.84         634
12.500 -12.999                            230       44,661,496.16      22.29%          6.777           359        82.32         617
13.000 -13.499                            239       42,262,914.23      21.09%          7.253           359        86.61         617
13.500 -13.999                            240       38,581,648.04      19.25%          7.710           359        89.32         618
14.000 -14.499                            149       20,657,169.36      10.31%          8.222           359        89.65         609
14.500 -14.999                             60        8,358,119.07       4.17%          8.682           358        92.48         619
15.000 -15.499                             21        1,529,323.37       0.76%          8.868           359        88.70         628
15.500 -15.999                              4          314,240.99       0.16%          9.130           360        88.95         577
16.500 -16.999                              1           49,000.00       0.02%         10.550           360       100.00         641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP               LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                       3          526,706.60       0.26%          8.189           359        95.00         632
1.500                                   1,134      199,872,840.78      99.74%          7.154           359        85.30         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                       FIXED RATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                 MINIMUM            MAXIMUM
                                                                                 -------            --------
Scheduled Principal Balance                           $98,601,160                $25,162            $842,965
Average Scheduled Principal Balance                      $152,397
Number of Mortgage Loans                                      647

Weighted Average Gross Coupon                              7.350%                 5.250%             11.380%
Weighted Average FICO Score                                   634                    501                 805
Weighted Average Original LTV                              83.07%                 20.00%             100.00%

Weighted Average Original Term                         348 months             84  months          360 months
Weighted Average Stated Remaining Term                 347 months             83  months          360 months
Weighted Average Seasoning                              1   month             0   months          20  months

Maturity Date                                                                Oct  1 2012         Dec  1 2035
Maximum Zip Code Concentration                              0.95%     60134

Fixed Rate                                                100.00%     Cash Out Refinance              76.50%
                                                                      Purchase                         8.14%
                                                                      Rate/Term
Balloon 15 Year                                             0.19%     Refinance                       15.36%
Fixed 40/30 Balloon                                         6.60%
Fixed 7 YR Balloon IO                                       0.26%     Condominium                      1.57%
Fixed Rate 10 Year                                          0.03%     Duplex                           3.14%
Fixed Rate 15 Year                                          3.41%     Quadruplex                       0.67%
Fixed Rate 20 Year                                          3.67%     Row Home                         0.62%
Fixed Rate 25 Year                                          0.36%     Single Family                   92.22%
Fixed Rate 30 Year                                         84.72%     Townhouse                        0.39%
Fixed Rate 30 Year IO                                       0.76%     Triplex                          1.38%

Interest Only                                               1.02%     Investor Non-owner               6.54%
Not Interest Only                                          98.98%     Primary                         91.53%
                                                                      Second Home                      1.93%
Prepay Penalty:  N/A                                       31.21%
Prepay Penalty: 12 months                                   1.01%     No Silent Second                94.48%
Prepay Penalty: 24 months                                   0.39%     Silent Second                    5.52%
Prepay Penalty: 30 months                                   1.20%
Prepay Penalty: 36 months                                  66.20%     Top 5 States:
                                                                      Pennsylvania                    10.99%
First Lien                                                100.00%     North Carolina                  10.17%
                                                                      New Jersey                      10.15%
AIV                                                        15.27%     Florida                          7.14%
Full Doc                                                   75.70%     Maryland                         6.24%
Lite Doc                                                    3.60%
SI                                                          5.43%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE               LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00                31        1,174,312.94       1.19%          8.947           312        78.19         601
   50,000.01 -   100,000.00               181       14,270,601.35      14.47%          7.870           339        81.09         622
  100,000.01 -   150,000.00               212       26,251,909.65      26.62%          7.469           345        83.96         628
  150,000.01 -   200,000.00               101       17,584,192.75      17.83%          7.424           349        84.15         633
  200,000.01 -   250,000.00                42        9,284,940.60       9.42%          7.085           352        80.96         645
  250,000.01 -   300,000.00                25        6,743,639.33       6.84%          6.978           338        82.60         646
  300,000.01 -   350,000.00                18        5,902,430.38       5.99%          7.050           346        85.51         637
  350,000.01 -   400,000.00                12        4,518,845.53       4.58%          6.879           358        83.01         671
  400,000.01 -   450,000.00                10        4,214,531.22       4.27%          6.720           359        80.54         634
  450,000.01 -   500,000.00                 5        2,427,277.48       2.46%          7.095           359        81.19         652
  500,000.01 -   550,000.00                 3        1,594,145.65       1.62%          7.082           359        88.29         656
  550,000.01 -   600,000.00                 2        1,183,697.98       1.20%          7.350           359        82.36         560
  600,000.01 -   650,000.00                 2        1,224,000.00       1.24%          6.843           360        85.00         644
  650,000.01 -   700,000.00                 2        1,383,670.83       1.40%          7.565           359        92.15         625
  800,000.01 -   850,000.00                 1          842,964.73       0.85%          6.350           359        75.00         620
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                              2          471,525.12       0.48%          5.296           354        87.64         718
 5.500 - 5.999                             14        2,905,096.60       2.95%          5.812           324        80.82         669
 6.000 - 6.499                             48        9,516,773.80       9.65%          6.293           349        76.14         649
 6.500 - 6.999                            135       25,754,514.83      26.12%          6.775           349        78.67         639
 7.000 - 7.499                            116       19,842,653.24      20.12%          7.246           354        82.47         636
 7.500 - 7.999                            140       20,176,462.58      20.46%          7.760           346        87.86         629
 8.000 - 8.499                             92       10,399,518.15      10.55%          8.261           338        88.20         623
 8.500 - 8.999                             69        7,328,782.04       7.43%          8.736           350        88.70         609
 9.000 - 9.499                             18        1,422,423.94       1.44%          9.093           322        85.21         590
 9.500 - 9.999                              8          596,093.06       0.60%          9.616           331        84.13         589
10.000 -10.499                              3          115,767.06       0.12%         10.180           359        90.57         581
10.500 -10.999                              1           38,400.00       0.04%         10.880           180        80.00         526
11.000 -11.499                              1           33,150.00       0.03%         11.380           240        85.00         579
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                              33

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
FICO                                    LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
500-519                                    13        1,209,375.61       1.23%          8.407           335        71.80         508
520-539                                    26        3,141,397.39       3.19%          8.090           343        79.39         528
540-559                                    30        3,335,854.90       3.38%          7.933           352        78.24         549
560-579                                    39        4,804,120.26       4.87%          7.796           345        79.34         570
580-599                                    50        7,059,614.72       7.16%          7.428           350        79.49         591
600-619                                    97       15,129,138.42      15.34%          7.473           344        82.76         609
620-639                                   134       22,309,641.50      22.63%          7.266           344        85.69         628
640-659                                    93       15,294,912.52      15.51%          7.278           350        84.64         650
660-679                                    71       11,834,825.17      12.00%          7.042           347        84.03         670
680-699                                    38        5,860,294.17       5.94%          7.033           351        86.32         687
700+                                       56        8,621,985.76       8.74%          7.157           351        80.33         733
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
COMBINED LTV                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                              21        2,277,637.14       2.31%          7.241           357        40.98         646
 50.00- 59.99                              21        2,762,852.85       2.80%          6.629           323        56.07         631
 60.00- 69.99                              38        6,219,262.41       6.31%          7.062           342        65.98         610
 70.00- 79.99                             107       18,811,097.54      19.08%          7.061           349        75.43         627
 80.00                                     97       12,363,606.63      12.54%          7.266           344        80.00         643
 80.01- 89.99                             130       21,515,145.67      21.82%          7.306           343        85.53         628
 90.00- 99.99                             147       23,131,159.67      23.46%          7.475           352        92.17         638
100.00                                     86       11,520,398.51      11.68%          8.091           354       100.00         648
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                  LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
84                                          1          256,499.45       0.26%          5.950            83        88.45         648
120                                         1           32,500.00       0.03%          7.180           120        56.03         628
180                                        34        3,554,713.35       3.61%          7.718           178        80.73         625
240                                        28        3,617,026.39       3.67%          7.415           239        78.12         627
300                                         2          215,301.63       0.22%          6.413           300        78.31         623
348                                         1          137,040.59       0.14%          6.800           346       100.00         656
360                                       580       90,788,079.01      92.08%          7.340           359        83.34         634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                              34

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)          LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 61-120                                     2          288,999.45       0.29%          6.088            87        84.80         646
121-180                                    34        3,554,713.35       3.61%          7.718           178        80.73         625
181-240                                    28        3,617,026.39       3.67%          7.415           239        78.12         627
241-300                                     2          215,301.63       0.22%          6.413           300        78.31         623
301-360                                   581       90,925,119.60      92.22%          7.339           359        83.37         634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
FRM/ARM                                 LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                647       98,601,160.42     100.00%          7.350           347        83.07         634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
PRODUCT                                 LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Balloon 15 Year                             2          189,696.84       0.19%          8.723           179        84.17         669
Fixed 40/30 Balloon                        27        6,504,774.84       6.60%          7.449           359        86.70         637
Fixed 7 YR Balloon IO                       1          256,499.45       0.26%          5.950            83        88.45         648
Fixed Rate 10 Year                          1           32,500.00       0.03%          7.180           120        56.03         628
Fixed Rate 15 Year                         32        3,365,016.51       3.41%          7.662           178        80.54         623
Fixed Rate 20 Year                         28        3,617,026.39       3.67%          7.415           239        78.12         627
Fixed Rate 25 Year                          3          352,342.22       0.36%          6.564           318        86.75         636
Fixed Rate 30 Year                        549       83,535,504.17      84.72%          7.336           359        83.09         633
Fixed Rate 30 Year IO                       4          747,800.00       0.76%          6.839           359        81.71         677
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INTEREST ONLY                           LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                               5        1,004,299.45       1.02%          6.612           289        83.43         670
Not Interest Only                         642       97,596,860.97      98.98%          7.357           348        83.07         633
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INTEREST ONLY                           LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                         642       97,596,860.97      98.98%          7.357           348        83.07         633
60                                          5        1,004,299.45       1.02%          6.612           289        83.43         670
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                              35

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
(MONTHS)                                LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  N/A                      222       30,770,452.09      31.21%          7.487           346        84.56         638
Prepay Penalty: 12 months                   5          994,840.63       1.01%          7.116           358        69.09         680
Prepay Penalty: 24 months                   3          381,905.10       0.39%          8.459           359        76.95         550
Prepay Penalty: 30 months                   4        1,179,101.31       1.20%          7.435           343        84.38         613
Prepay Penalty: 36 months                 413       65,274,861.29      66.20%          7.281           347        82.59         632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
LIEN                                    LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                647       98,601,160.42     100.00%          7.350           347        83.07         634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
AIV                                        85       15,061,193.99      15.27%          7.334           352        84.29         646
Full Doc                                  515       74,637,599.25      75.70%          7.360           347        83.57         630
Lite Doc                                   15        3,550,202.16       3.60%          7.105           354        78.82         641
SI                                         32        5,352,165.02       5.43%          7.422           338        75.57         647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
LOAN PURPOSE                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                        485       75,429,136.49      76.50%          7.338           347        82.82         629
Purchase                                   62        8,023,175.44       8.14%          7.633           354        87.34         671
Rate/Term Refinance                       100       15,148,848.49      15.36%          7.257           345        82.07         638
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                           LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                10        1,543,956.73       1.57%          7.552           352        85.61         645
Duplex                                     20        3,099,531.40       3.14%          7.346           359        81.08         634
Quadruplex                                  3          663,967.69       0.67%          6.841           358        75.09         705
Row Home                                    8          614,209.76       0.62%          7.786           359        81.68         598
Single Family                             596       90,930,084.39      92.22%          7.350           346        83.26         633
Townhouse                                   3          384,439.71       0.39%          7.201           359        76.91         688
Triplex                                     7        1,364,970.74       1.38%          7.201           359        78.47         623
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                              36

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                        LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                         55        6,449,933.15       6.54%          7.869           340        80.43         681
Primary                                   582       90,252,854.98      91.53%          7.315           347        83.27         629
Second Home                                10        1,898,372.29       1.93%          7.246           359        82.34         670
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CREDIT GRADE                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
A                                         520       83,532,942.94      84.72%          7.258           347        84.08         647
B                                          41        5,504,645.56       5.58%          7.574           349        77.74         585
C                                          86        9,563,571.92       9.70%          8.024           345        77.36         542
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                              37

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
STATE                                   LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Arizona                                    16        2,480,410.70       2.52%          6.678           316        79.92         630
California                                 18        5,174,500.81       5.25%          6.717           357        72.59         640
Colorado                                    4          990,811.15       1.00%          7.939           342        92.72         639
Connecticut                                 5        1,223,840.09       1.24%          7.153           359        83.25         659
Delaware                                   11        1,822,917.90       1.85%          7.153           338        85.60         637
Florida                                    43        7,040,920.61       7.14%          6.982           344        81.55         625
Georgia                                    26        3,375,417.75       3.42%          7.465           355        85.32         631
Idaho                                       2          214,192.37       0.22%          6.646           317        85.81         622
Illinois                                   16        3,273,857.91       3.32%          7.526           349        85.89         619
Indiana                                    16        2,147,931.25       2.18%          7.722           356        87.62         636
Iowa                                       13        1,325,737.18       1.34%          8.045           330        87.44         610
Kansas                                     13        1,221,526.26       1.24%          7.611           323        88.37         610
Kentucky                                    6          904,654.02       0.92%          7.845           356        93.30         627
Maine                                       1          179,907.90       0.18%          8.400           358       100.00         620
Maryland                                   27        6,148,850.99       6.24%          6.737           343        76.41         641
Massachusetts                               5          904,460.18       0.92%          6.978           360        63.63         692
Michigan                                   11        1,255,646.55       1.27%          8.109           357        89.89         614
Minnesota                                   6          896,696.42       0.91%          8.048           359        85.44         627
Missouri                                   16        1,884,103.51       1.91%          7.770           359        89.55         631
Montana                                     2          325,886.46       0.33%          6.865           353        67.83         633
Nebraska                                   17        1,217,775.56       1.24%          8.166           302        85.33         627
Nevada                                      8        1,566,128.43       1.59%          6.262           359        77.39         624
New Hampshire                               2          333,377.91       0.34%          8.280           359        91.45         643
New Jersey                                 42       10,003,376.37      10.15%          7.310           352        82.62         646
New Mexico                                  4          555,241.14       0.56%          7.030           340        89.97         654
New York                                    4        1,108,040.09       1.12%          7.606           359        83.13         615
North Carolina                             76       10,024,975.41      10.17%          7.525           344        85.69         637
North Dakota                                2          282,400.00       0.29%          7.810           360        86.80         623
Ohio                                       42        4,540,541.03       4.60%          7.823           347        84.65         610
Oregon                                      1           84,357.00       0.09%          7.750           360        92.70         703
Pennsylvania                               88       10,835,956.38      10.99%          7.526           345        85.32         630
Rhode Island                                5          646,479.78       0.66%          7.122           359        52.07         658
South Carolina                             21        2,637,724.63       2.68%          7.405           326        83.75         631
South Dakota                               15        1,737,491.96       1.76%          7.403           359        88.23         672
Tennessee                                  15        1,652,209.56       1.68%          7.556           352        87.90         621
Texas                                       7          667,826.95       0.68%          8.326           360        79.54         593
Utah                                        3          463,729.23       0.47%          7.094           359        85.97         642
Virginia                                   24        5,589,151.45       5.67%          7.265           352        83.60         637
Washington                                  6        1,144,436.09       1.16%          7.062           359        74.57         646
Wisconsin                                   8          717,671.44       0.73%          8.044           359        84.05         631
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     647       98,601,160.42     100.00%          7.350           347        83.07         634

                                                                              38

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                    ADJUSTABLE RATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                               MINIMUM             MAXIMUM
                                                                               -------             -------
Scheduled Principal Balance                        $200,399,547                $25,020          $1,000,000
Average Scheduled Principal Balance                    $176,253
Number of Mortgage Loans                                  1,137

Weighted Average Gross Coupon                            7.156%                 5.040%             10.550%
Weighted Average FICO Score                                 622                    500                 810
Weighted Average Original LTV                            85.33%                 15.20%             100.00%

Weighted Average Original Term                       360 months             240 months          360 months
Weighted Average Stated Remaining Term               359 months             238 months          360 months
Weighted Average Seasoning                            1   month             0   months          14  months

Weighted Average Gross Margin                            6.500%                 6.500%              6.500%
Weighted Average Minimum Interest Rate                   7.246%                 6.500%             10.550%
Weighted Average Maximum Interest Rate                  13.155%                11.000%             16.550%
Weighted Average Initial Rate Cap                        3.000%                 3.000%              3.000%
Weighted Average Subsequent Rate Cap                     1.499%                 1.000%              1.500%
Weighted Average Months to Roll                      24  months             10  months          60  months

Maturity Date                                                              Sep  1 2025         Nov  1 2035
Maximum Zip Code Concentration                            0.75%     08260

ARM                                                     100.00%     Cash Out Refinance              70.61%
                                                                    Purchase                        24.10%
                                                                    Rate/Term
2/28 6 MO LIBOR                                          90.85%     Refinance                        5.29%
2/28 6 MO LIBOR IO                                        6.20%
5/25 6 MO LIBOR                                           2.56%     Condominium                      3.79%
5/25 6 MO LIBOR IO                                        0.40%     Duplex                           3.27%
                                                                    Quadruplex                       0.53%
Interest Only                                             6.60%     Row Home                         0.64%
Not Interest Only                                        93.40%     Single Family                   88.50%
                                                                    Townhouse                        1.47%
Prepay Penalty: N/A                                      43.08%     Triplex                          1.78%
Prepay Penalty: 12 months                                 1.12%
Prepay Penalty: 24 months                                54.47%     Investor Non-owner               7.61%
Prepay Penalty: 36 months                                 1.34%     Primary                         88.16%
                                                                    Second Home                      4.23%
First Lien                                              100.00%
                                                                    No Silent Second                91.68%
AIV                                                      16.70%     Silent Second                    8.32%
Full Doc                                                 64.87%
Lite Doc                                                  0.05%     Top 5 States:
SI                                                       18.39%     New Jersey                      14.71%
                                                                    North Carolina                   7.97%
                                                                    Florida                          7.05%
                                                                    Pennsylvania                     6.14%
                                                                    Virginia                         6.07%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE               LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -    50,000.00                  44        1,824,519.83       0.91%          8.596           360        79.71         596
 50,000.01 -   100,000.00                 244       19,132,374.09       9.55%          7.562           359        85.31         612
100,000.01 -   150,000.00                 317       39,409,904.92      19.67%          7.300           359        86.38         614
150,000.01 -   200,000.00                 208       36,109,308.83      18.02%          7.187           359        85.36         616
200,000.01 -   250,000.00                 125       28,286,576.57      14.12%          7.107           359        85.85         624
250,000.01 -   300,000.00                  67       18,397,312.51       9.18%          7.077           359        84.71         623
300,000.01 -   350,000.00                  42       13,661,888.35       6.82%          7.086           359        84.46         637
350,000.01 -   400,000.00                  29       10,895,712.68       5.44%          6.756           359        83.95         634
400,000.01 -   450,000.00                  22        9,280,689.30       4.63%          6.867           359        85.15         619
450,000.01 -   500,000.00                  16        7,594,744.62       3.79%          6.975           359        87.18         641
500,000.01 -   550,000.00                   2        1,063,402.79       0.53%          7.914           359        89.79         587
550,000.01 -   600,000.00                   7        4,054,824.11       2.02%          6.834           359        89.04         650
600,000.01 -   650,000.00                   2        1,251,950.30       0.62%          6.913           359        89.50         699
650,000.01 -   700,000.00                   4        2,672,077.84       1.33%          7.257           358        83.81         602
700,000.01 -   750,000.00                   2        1,499,351.73       0.75%          6.475           358        80.33         582
800,000.01 -   850,000.00                   4        3,265,769.89       1.63%          6.323           359        80.44         715
950,000.01 - 1,000,000.00                   2        1,999,139.02       1.00%          6.840           360        76.39         581
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                              5        1,277,816.05       0.64%          5.327           359        78.46         654
 5.500 - 5.999                             65       15,839,032.71       7.90%          5.819           359        78.85         657
 6.000 - 6.499                            119       26,309,110.77      13.13%          6.283           359        80.79         634
 6.500 - 6.999                            232       44,988,415.77      22.45%          6.770           359        82.40         617
 7.000 - 7.499                            241       42,642,563.26      21.28%          7.252           359        86.55         617
 7.500 - 7.999                            239       38,551,194.67      19.24%          7.713           359        89.30         618
 8.000 - 8.499                            150       20,724,078.73      10.34%          8.223           359        89.68         609
 8.500 - 8.999                             62        8,569,589.08       4.28%          8.679           358        92.41         619
 9.000 - 9.499                             20        1,296,505.35       0.65%          9.167           360        89.37         611
 9.500 - 9.999                              3          152,240.99       0.08%          9.748           359        87.84         536
10.500 -10.999                              1           49,000.00       0.02%         10.550           360       100.00         641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
FICO                                    LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
500-519                                    35        5,200,179.11       2.59%          7.404           359        74.60         511
520-539                                    85       12,837,797.95       6.41%          7.681           359        80.68         531
540-559                                    96       15,451,990.50       7.71%          7.460           359        81.74         550
560-579                                    94       15,933,628.92       7.95%          7.364           359        83.01         569
580-599                                   126       20,884,846.14      10.42%          7.012           359        81.82         590
600-619                                   141       23,968,942.63      11.96%          7.139           359        85.86         610
620-639                                   170       29,467,032.21      14.70%          7.016           359        88.69         629
640-659                                   135       25,338,718.52      12.64%          7.101           359        87.63         649
660-679                                   111       24,310,008.98      12.13%          6.923           359        86.43         668
680-699                                    63        9,704,420.67       4.84%          7.174           359        91.04         688
700+                                       81       17,301,981.75       8.63%          7.066           359        87.01         741
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
COMBINED LTV                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                              19        1,884,320.10       0.94%          7.430           359        38.77         566
 50.00- 59.99                              15        2,337,732.80       1.17%          6.981           359        56.99         598
 60.00- 69.99                              54        9,933,737.49       4.96%          6.812           359        65.46         594
 70.00- 79.99                              96       21,101,619.57      10.53%          6.809           359        74.81         611
 80.00                                    210       37,420,223.71      18.67%          6.603           359        80.00         629
 80.01- 89.99                             229       40,687,683.16      20.30%          7.123           359        85.49         604
 90.00- 99.99                             337       57,647,064.63      28.77%          7.387           359        91.14         623
100.00                                    177       29,387,165.92      14.66%          7.816           359       100.00         660
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                  LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
240                                         1           58,312.72       0.03%          8.500           238        90.00         597
360                                     1,136      200,341,234.66      99.97%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)          LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
181-240                                     1           58,312.72       0.03%          8.500           238        90.00         597
301-360                                 1,136      200,341,234.66      99.97%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
FRM/ARM                                 LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                     1,137      200,399,547.38     100.00%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
PRODUCT                                 LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
2/28 6 MO LIBOR                         1,061      182,054,916.69      90.85%          7.212           359        85.60         620
2/28 6 MO LIBOR IO                         46       12,425,461.75       6.20%          6.414           359        82.69         650
5/25 6 MO LIBOR                            28        5,127,168.94       2.56%          7.171           359        82.82         624
5/25 6 MO LIBOR IO                          2          792,000.00       0.40%          5.806           359        80.00         662
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INTEREST ONLY                           LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                              48       13,217,461.75       6.60%          6.378           359        82.53         651
Not Interest Only                       1,089      187,182,085.63      93.40%          7.211           359        85.53         620
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INTEREST ONLY TERM                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                       1,089      187,182,085.63      93.40%          7.211           359        85.53         620
60                                         47       12,625,461.75       6.30%          6.407           359        82.65         650
84                                          1          592,000.00       0.30%          5.750           359        80.00         673
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
(MONTHS)                                LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  N/A                      492       86,325,278.95      43.08%          7.257           359        85.30         626
Prepay Penalty: 12 months                  11        2,237,957.52       1.12%          6.444           360        80.70         628
Prepay Penalty: 24 months                 624      109,159,165.42      54.47%          7.104           359        85.56         619
Prepay Penalty: 36 months                  10        2,677,145.49       1.34%          6.653           359        80.98         626
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
LIEN                                    LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                              1,137      200,399,547.38     100.00%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                      LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
AIV                                       154       33,459,587.24      16.70%          7.091           359        85.26         627
Full Doc                                  794      129,991,250.80      64.87%          7.083           359        85.17         612
Lite Doc                                    1           98,841.03       0.05%          7.120           358        90.00         672
SI                                        188       36,849,868.31      18.39%          7.475           359        85.96         653
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
LOAN PURPOSE                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                        792      141,509,771.77      70.61%          7.123           359        84.30         611
Purchase                                  271       48,291,142.72      24.10%          7.272           359        88.60         657
Rate/Term Refinance                        74       10,598,632.89       5.29%          7.072           359        84.16         615
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                           LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                41        7,604,034.11       3.79%          7.394           359        85.23         653
Duplex                                     28        6,554,684.78       3.27%          7.270           359        86.16         658
Quadruplex                                  4        1,071,259.66       0.53%          6.931           359        85.30         737
Row Home                                   11        1,291,733.55       0.64%          7.453           359        83.42         589
Single Family                           1,025      177,361,366.49      88.50%          7.149           359        85.52         618
Townhouse                                  13        2,943,985.66       1.47%          6.871           359        79.84         603
Triplex                                    15        3,572,483.13       1.78%          6.986           358        79.70         668
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                        LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Investor Non-owner                         91       15,246,247.48       7.61%          7.324           359        83.08         680
Primary                                 1,007      176,678,415.95      88.16%          7.125           359        85.36         615
Second Home                                39        8,474,883.95       4.23%          7.507           359        88.66         671
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
CREDIT GRADE                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
A                                         758      139,826,391.26      69.77%          7.029           359        87.24         651
B                                         101       16,146,031.93       8.06%          7.235           359        81.29         584
C                                         278       44,427,124.19      22.17%          7.529           359        80.77         545
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
STATE                                   LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Arizona                                    22        3,906,429.52       1.95%          6.653           359        79.33         620
California                                 27        9,735,768.82       4.86%          6.374           359        83.96         630
Colorado                                    6        1,464,612.71       0.73%          6.957           358        92.86         643
Connecticut                                15        4,332,205.11       2.16%          7.185           359        84.43         629
Delaware                                   12        2,169,158.63       1.08%          7.385           359        79.21         628
Florida                                    84       14,124,284.03       7.05%          7.069           359        84.77         612
Georgia                                    65       10,074,180.15       5.03%          7.160           359        88.59         636
Idaho                                       4          652,816.74       0.33%          7.639           360        83.68         568
Illinois                                   17        3,182,059.02       1.59%          7.482           359        88.15         639
Indiana                                    21        2,270,127.26       1.13%          7.282           359        91.28         643
Iowa                                       32        2,548,082.28       1.27%          7.829           360        87.48         602
Kansas                                     12        1,836,726.13       0.92%          7.660           360        82.98         598
Kentucky                                   12        1,769,944.26       0.88%          7.659           359        94.45         622
Maine                                       2          436,011.35       0.22%          7.752           359        91.29         566
Maryland                                   42       10,879,092.73       5.43%          6.859           359        80.72         595
Massachusetts                              17        4,392,359.59       2.19%          6.852           359        79.98         638
Michigan                                   45        5,915,598.28       2.95%          7.449           358        84.46         608
Minnesota                                  24        4,207,074.02       2.10%          7.342           359        86.20         605
Missouri                                   25        2,721,517.81       1.36%          7.636           360        90.40         618
Montana                                     4          491,862.43       0.25%          7.677           359        86.46         611
Nebraska                                   20        1,976,269.03       0.99%          7.777           359        88.22         616
Nevada                                     13        2,714,848.49       1.35%          6.593           359        76.70         603
New Hampshire                               6          847,524.71       0.42%          7.353           360        88.35         650
New Jersey                                111       29,483,869.41      14.71%          7.220           359        84.21         640
New Mexico                                  6          830,170.14       0.41%          6.836           358        89.45         651
New York                                    2          523,921.21       0.26%          6.144           360        82.15         646
North Carolina                            108       15,972,779.11       7.97%          7.129           359        86.21         624
North Dakota                                3          733,252.79       0.37%          6.371           360        84.08         626
Ohio                                       79        9,924,722.18       4.95%          7.411           359        86.78         623
Oklahoma                                    1          108,459.00       0.05%          6.630           360        92.70         649
Oregon                                      4          572,222.21       0.29%          6.994           359        84.77         648
Pennsylvania                               81       12,310,555.71       6.14%          7.273           359        87.05         621
Rhode Island                               15        3,565,855.86       1.78%          6.522           359        81.63         634
South Carolina                             22        3,337,431.56       1.67%          7.451           359        92.72         614
South Dakota                               39        4,707,661.56       2.35%          7.521           359        89.48         618
Tennessee                                   5          617,435.30       0.31%          7.369           359        89.95         610
Texas                                       7          862,652.29       0.43%          7.668           360        82.94         561
Virginia                                   41       12,169,734.53       6.07%          6.859           359        83.50         611
Washington                                  3          413,302.29       0.21%          7.307           359        77.17         583
Wisconsin                                  82       11,277,180.24       5.63%          7.504           359        88.00         619
Wyoming                                     1          339,788.89       0.17%          8.380           359        80.00         596
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
GROSS MARGIN                            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                           1,137      200,399,547.38     100.00%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
MINIMUM INTEREST RATE                   LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 6.500 - 6.999                            421       88,414,375.30      44.12%          6.434           359        81.23         630
 7.000 - 7.499                            241       42,642,563.26      21.28%          7.252           359        86.55         617
 7.500 - 7.999                            239       38,551,194.67      19.24%          7.713           359        89.30         618
 8.000 - 8.499                            150       20,724,078.73      10.34%          8.223           359        89.68         609
 8.500 - 8.999                             62        8,569,589.08       4.28%          8.679           358        92.41         619
 9.000 - 9.499                             20        1,296,505.35       0.65%          9.167           360        89.37         611
 9.500 - 9.999                              3          152,240.99       0.08%          9.748           359        87.84         536
10.500 -10.999                              1           49,000.00       0.02%         10.550           360       100.00         641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
MAXIMUM INTEREST RATE                   LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
11.000 -11.499                              6        1,365,728.45       0.68%          5.371           359        78.56         654
11.500 -11.999                             67       16,227,169.67       8.10%          5.836           359        79.03         657
12.000 -12.499                            120       26,392,738.04      13.17%          6.292           359        80.84         634
12.500 -12.999                            230       44,661,496.16      22.29%          6.777           359        82.32         617
13.000 -13.499                            239       42,262,914.23      21.09%          7.253           359        86.61         617
13.500 -13.999                            240       38,581,648.04      19.25%          7.710           359        89.32         618
14.000 -14.499                            149       20,657,169.36      10.31%          8.222           359        89.65         609
14.500 -14.999                             60        8,358,119.07       4.17%          8.682           358        92.48         619
15.000 -15.499                             21        1,529,323.37       0.76%          8.868           359        88.70         628
15.500 -15.999                              4          314,240.99       0.16%          9.130           360        88.95         577
16.500 -16.999                              1           49,000.00       0.02%         10.550           360       100.00         641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP               LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

                                                                                                  WEIGHTED
                                                                                                   AVERAGE     WEIGHTED
                                                                       PCT BY       WEIGHTED        STATED      AVERAGE    WEIGHTED
                                         # OF   CURRENT PRINCIPAL   CURR PRIN        AVERAGE     REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP            LOANS             BALANCE         BAL   GROSS COUPON          TERM     ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                       3          526,706.60       0.26%          8.189           359        95.00         632
1.500                                   1,134      199,872,840.78      99.74%          7.154           359        85.30         622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,137      200,399,547.38     100.00%          7.156           359        85.33         622

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY